UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)  July 13, 2001
                                                           ---------------
                                                           (June 30, 2001)
                                                           ---------------



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


            New Mexico               Commission                85-0019030
----------------------------     ------------------      -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



                 Alvarado Square, Albuquerque, New Mexico 87158
                 ---------------------------------------- -----
               (Address of principal executive offices) (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)
                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of June 2001 and 2000 and the six months ended June 30, 2001 and 2000 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended          Six Months Ended
                                         June 30,                June 30,
                                   ---------------------- ----------------------
                                      2001       2000        2001        2000
                                   ---------- ----------- ----------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
  Retail                                627         607       3,490       3,377
  Wholesale
    Firm Sales                           46          16         276          95
    Firm Surplus                         57         108         571         565
    Short Term / Uncommitted            944         936       5,462       5,649
                                  ---------- ----------- ----------- -----------

    Total Wholesale Sales             1,047       1,060       6,309       6,309
                                  ---------- ----------- ----------- -----------

    Total Energy Sales                1,674       1,667       9,799       9,686
                                  ========== =========== =========== ===========


Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.


          HDD                             3           0       2,345       2,033
                                  ========== =========== =========== ===========
          CDD                           369         346         539         567
                                  ========== =========== =========== ===========


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrant)


Date:  July 13, 2001                            /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)



                                       3